Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Jon W. Howie, certify that:
1. I have reviewed this Annual report on Form 10-K/A of Chuy’s Holdings, Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 17, 2015

/s/ Jon W. Howie
Jon W. Howie
Vice President and Chief Financial Officer
(Principal Financial Officer)